Item 1: Report to Shareholders

Georgia Tax-Free Bond Fund	August 31, 2005

The views and opinions in this report were current as of August 31, 2005. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act of 2002, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

REPORTS ON THE WEB

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Fellow Shareholders

Tax-free bonds produced positive returns that matched those of their taxable bond counterparts for the six-month period ended August 31, 2005. Short- and intermediate-term municipal yields increased as the Federal Reserve continued raising the overnight federal funds target rate, but long-term yields declined. Long-term and high-yield securities maintained their performance advantage over shorter-term and investment-grade issues. The Georgia Tax-Free Bond Fund enjoyed above-average returns in this environment as an emphasis on bonds with longer maturities aided its performance.

ECONOMY AND INTEREST RATES

Economic conditions were generally favorable in the last six months, despite surging oil prices. Annualized GDP growth remained above 3%, the housing market stayed robust, job growth was steady, and the unemployment rate hovered around 5%. With core inflation benign, the Federal Reserve persisted in its gradual pace of raising the federal funds target rate to a less accommodative level. Since the end of February, the central bank lifted the target rate from 2.50% to 3.50% in four quarter-point increments.

As shown in the graph, longer-term Georgia municipal bond yields declined in the last six months. With shorter-term yields rising along with the fed funds rate, the municipal yield curve flattened, and long-term municipal securities outperformed their shorter-term rivals. The taxable bond market experienced the same trends, and municipal and taxable bond returns in the last six months were the same. The Lehman Brothers Municipal Bond Index and the Lehman Brothers U.S. Aggregate Index each returned 2.85%.

Nationally, tobacco bonds were top performers as yields in this industry fell to their lowest on record. Overall, BBB and lower-rated bond returns were notably better than the broad index. Credit spreads for high-yield issues are about as narrow as they have been in five years, reflecting investor willingness in a healthy economy to seek incremental yield from higher-risk securities.

New municipal supply in the first eight months of 2005 totaled $276 billion (according to The Bond Buyer), a pace that will likely result in another year of record supply. Issuers are rapidly refinancing older, high-cost debt at lower yields. State income tax receipts are mostly higher than expected, strengthening the general obligation sector as overall state finances improve. Although demand for munis from individual investors remains lukewarm given low rates, institutional demand, particularly from hedge funds and other nontraditional buyers of municipal securities, has picked up the slack. Overall, municipals are in high demand despite high supply and low yields.

GEORGIA MARKET NEWS

Georgia’s economy continues to improve. The broader Atlanta metropolitan area job market remains attractive and continues to draw newcomers to the city. This in-migration has caused the state’s unemployment rate to rise to 5.3%, a 0.7% increase from one year ago, which obscures the fact that job growth increased 1.6% over the same period. The services sector strengthened its position as the state’s leading employer, growing to 37.1% of the state’s total employment. The state’s other leading employment sectors include trade (21.2%), government (16.5%), and manufacturing (11.2%). The immense Atlanta metropolitan area serves as the state’s economic engine, comprising 55.7% of the state’s employment base.

The state’s moderate cost of living and the strong academic research centers provided by its colleges and universities serve to attract a highly skilled labor force. While the state’s per capita income levels are slightly below the U.S. average, median household income is just above the national average, suggesting more wage earners per dwelling. Finally, Georgia remains the dominant transportation center in the Southeast. Hartsfield-Jackson Atlanta International Airport perennially ranks as the busiest or second-busiest airport in the world in terms of enplaned passenger traffic.

A healthy state economy continues to help Georgia’s fiscal condition. The state’s net revenue collections for fiscal year 2005 increased by 8.0% year over year to $14.7 billion, an increase of $1.1 billion. The largest increases were in sales and use taxes (up 7.2%), corporate income tax collections (up 44.0%), and individual income tax collections (up 6.6%). Further, while revenue collections are stronger than this time last year, the state’s fiscal management team continues to manage the state’s budget with caution. Operating results from fiscal year 2005 should allow the state to restore the substantial rainy day fund cushion that it maintained prior to the most recent national recession.

PERFORMANCE AND PORTFOLIO STRATEGY

We are pleased to report good results for the fund over the six-month period ended August 31, 2005. The Georgia Tax-Free Bond Fund returned 2.67% during the first half of its fiscal year, with dividends of $0.23 per share that matched those of our previous reporting period. The fund also recorded a $0.07 increase in share price. As shown in the table, the fund outpaced its Lipper peer group average over the past six months, as well as for the 12-month period.

By maintaining a modestly higher level of cash and minimizing our exposure to bonds likely to suffer most from rising shorter-term rates, we targeted a conservative interest rate risk posture during the period. Given a resilient economy and interest rates that were still low by historical standards, we anticipated that the Federal Reserve would continue its tightening program and positioned the fund mildly defensively. At the end of the period, with short-term rates approaching the Fed’s target, we shifted to a more neutral posture. This benefited the fund as rates fell in August.

PERFORMANCE COMPARISON
Periods Ended 8/31/05	6 Months	12 Months
Georgia Tax-Free
Bond Fund	2.67%	4.87%
Lipper Georgia Municipal Debt
Funds Average	2.05	3.94

PORTFOLIO CHARACTERISTICS
Periods Ended	2/28/05	8/31/05
Price Per Share	$11.29	$11.36
Dividends Per Share
For 6 months	0.23	0.23
For 12 months	0.46	0.46
30-Day Dividend Yield *	4.03%	4.03%
30-Day Standardized
Yield to Maturity	3.15	3.33
Weighted Average
Maturity (years)	14.6	13.2
Weighted Average
Effective Duration (years)	5.3	5.3

* Dividends earned for the last 30 days of each period indicated
are annualized and divided by the fund’s net asset value at
the end of the period.

While taking a cautious stance toward short- and intermediate-term securities, we invested aggressively in bonds with longer maturities for most of the period. We did so based on our belief that despite historically low rates and a persistently steep municipal curve, the best value available in the municipal market continued to be long-maturity bonds. As the period progressed and the yield curve flattened as short-term rates rose while longer-term yields declined, we moderated this bias, preferring to add bonds with maturities in the 10- to 15-year range. As a result, our average maturity fell somewhat over the period, from 14.6 years to 13.2 years.

We continued to look for opportunities to add yield to the portfolio. We added a small position in bonds from the Atlanta Eastside Tax District, which we believe offer good upside potential. We also added an intermediate position in bonds backed by Waste Management. Our medium-investment-grade and other below-investment-grade holdings provided good returns during the period. A number of our positions were refunded to early call dates, which also provided a welcome boost to returns for the period. Our allocation to prerefunded bonds increased 4.3% from our prior report. (Please refer to the fund’s portfolio of investments for a complete listing of the fund’s holdings and the amount each represents of the portfolio.)

Yield curve positioning continued to be the most important factor behind the fund’s good relative returns. Our concentration in longer-maturity bonds served the portfolio well as long-term rates fell and the yield curve flattened. Our best returns came from bonds with longer maturities, while our shorter positions suffered mildly as the Fed lifted short-term rates. Going forward, we expect to moderate our concentration of long-term bonds in anticipation of higher long-term rates.

PORTFOLIO DIVERSIFICATION
Percent of		Percent of
Net Assets		Net Assets
	2/28/05	8/31/05
Water and Sewer Revenue	25.5%	21.7%
Prerefunded Bonds	13.2	17.5
General Obligation–Local	10.9	15.0
Air and Sea Transportation Revenue	7.5	8.5
Hospital Revenue	8.0	8.5
Electric Revenue	5.5	6.2
Escrowed to Maturity	3.6	3.3
Life Care/Nursing Home Revenue	3.4	3.2
Other Assets and Reserves	22.4	16.1
Total	100.0%	100.0%

OUTLOOK

For most of our reporting period, the municipal market seemed to accept higher short-term rates, a flatter yield curve, and a vigilant Fed bent on cooling the economy just enough to avoid a pace of economic growth that might stoke inflation. Hurricane Katrina, which devastated New Orleans and other cities along the Gulf Coast as our reporting period ended, has introduced higher levels of volatility while the market parses information about the emerging health of the economy. Although we expect the effects to be temporary, we believe it is appropriate to maintain a neutral to slightly cautious stance while we wait for a clearer view of the longer-term impact of this tragic natural disaster.

Thank you for your continued confidence in T. Rowe Price.

Respectfully submitted,

Hugh D. McGuirk
Chairman of the fund’s Investment Advisory Committee

September 20, 2005

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING

As with all mutual funds, the share price can fall because of weakness in the markets, a particular industry, or specific holdings. Yield and share price will vary with interest rate changes. Investors should note that if interest rates rise significantly from current levels, the fund’s share price will decline and may even turn negative in the short term. There is also a chance that some of the fund’s holdings may have their credit rating downgraded or may default. The fund is less diversified than one investing nationally.

GLOSSARY

Average maturity: The weighted average of the stated maturity dates of the portfolio’s securities. In general, the longer the average maturity, the greater the fund’s sensitivity to interest rate changes. A shorter average maturity usually means less interest rate sensitivity and therefore a less volatile portfolio.

Basis point: One one-hundredth of one percentage point, or 0.01% .

Duration: The average time (expressed in years) it takes investors to receive the present value of the future cash flows on their investment. It is used to measure the sensitivity of bond prices to interest rate changes (the shorter the duration, the less the bond’s price will rise or fall in value when interest rates change). Duration is affected by maturity, the coupon, and the time interval between payments. Other things being equal, a bond with a higher coupon will have a shorter duration, while zero-coupon bonds have the longest.

Federal funds rate: The interest rate charged on overnight loans of reserves by one financial institution to another in the United States. The Federal Reserve sets a target federal funds rate to affect the direction of interest rates.

Investment grade: High-quality bonds as measured by one of the major credit rating agencies. For example, Standard & Poor’s designates the bonds in its top four categories (AAA to BBB) as investment grade.

Lehman Brothers Municipal Bond Index: An unmanaged index that includes investment-grade, tax-exempt, and fixed-rate bonds.

Lehman Brothers U.S. Aggregate Index: An unmanaged index that tracks domestic investment-grade bonds, including corporate, government, and mortgage-backed securities.

Libor: The London Interbank Offered Rate is a benchmark for short-term taxable rates.

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

Prerefunded bonds: A bond that originally may have been issued as a general obligation or revenue bond but that is now secured by an escrow fund consisting entirely of direct U.S. government obligations that are sufficient for paying the bondholders.

Yield curve: A graph depicting the relationship between yields and maturity dates for a set of similar securities. These curves are in constant flux. One of the key activities in managing any fixed-income portfolio is to study trends reflected by comparative yield curves.

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.
Periods Ended 8/31/05	1 Year	5 Years	10 Years

Georgia Tax-Free Bond Fund	4.87%	5.98%	5.92%

Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. Past performance cannot guarantee future results. When assessing per-
formance, shareholders should consider both short- and long-term returns.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs such as redemption fees or sales loads and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and actual expenses. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

T. ROWE PRICE GEORGIA TAX-FREE BOND FUND

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	3/1/05	8/31/05	3/1/05 to 8/31/05
Actual	$1,000.00	$1,026.70	$3.22
Hypothetical (assumes 5%
return before expenses)	1,000.00	1,022.03	3.21
* Expenses are equal to the fund’s annualized expense ratio for the six-month period (0.63%), multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184) divided by the days in the year (365) to reflect the half-year period.

QUARTER-END RETURNS

Periods Ended 6/30/05	1 Year	5 Years	10 Years

Georgia Tax-Free Bond Fund	7.36%	6.46%	6.03%

Current performance may be higher or lower than the quoted past performance, which can-
not guarantee future results. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance information, please visit our Web site (troweprice.com) or contact a T. Rowe Price represen-
tative at 1-800-225-5132.
This table provides returns net of all expenses through the most recent calendar quarter-end rather than through the end of the fund’s fiscal period. Average annual total returns include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the share-
holder may pay on fund distributions or the redemption of fund shares.

Unaudited

FINANCIAL HIGHLIGHTS	For a share outstanding throughout each period

6 Months		Year
	Ended	Ended
8/31/05**		2/28/05**	2/29/04	2/28/03	2/28/02	2/28/01
NET ASSET VALUE
Beginning of period	$11.29	$11.50	$11.27	$10.99	$10.83	$10.15

Investment activities
Net investment income (loss)	0.23	0.46	0.46	0.49	0.51*	0.52*
Net realized and
unrealized gain (loss)	0.07	(0.21)	0.23	0.28	0.16	0.68

Total from
investment activities	0.30	0.25	0.69	0.77	0.67	1.20

Distributions
Net investment income	(0.23)	(0.46)	(0.46)	(0.49)	(0.51)	(0.52)

NET ASSET VALUE
End of period	$11.36	$11.29	$11.50	$11.27	$10.99	$10.83

Ratios/Supplemental Data
Total return^	2.67%	2.28%	6.30%	7.15%	6.29%*	12.08%*
Ratio of total expenses to
average net assets	0.63%†	0.64%	0.65%	0.65%	0.65%*	0.65%*
Ratio of net investment
income (loss) to average
net assets	4.02%†	4.11%	4.13%	4.39%	4.65%*	4.93%*
Portfolio turnover rate	19.1%†	25.3%	29.2%	24.8%	32.1%	33.9%
Net assets, end of period
(in thousands)	$103,226	$96,539	$91,714	$86,622	$77,807	$69,874

^	Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
*	Excludes expenses in excess of a 0.65% contractual expense limitation in effect through 2/28/03.
** Per share amounts calculated using average shares outstanding method.
†	Annualized.

The accompanying notes are an integral part of these financial statements.

Unaudited

PORTFOLIO OF INVESTMENTS (1)

	$ Par	Value
(Amounts in 000s)
GEORGIA 94.5%
Albany-Dougherty County Hosp. Auth., Phoebe Putney Memorial
Hosp., VRDN (Currently 2.34%) (AMBAC Insured)	$195	195
Americus & Sumter County Hosp. Auth., Magnolia Manor
6.25%, 5/15/19	1,000	1,028
Athens - Clarke County Residential Care Fac.
Wesley Woods of Athens, 6.375%, 10/1/27	600	543
Atlanta
GO, 5.00%, 12/1/18 (FGIC Insured)	1,000	1,103
Atlanta Eastside Project, 5.60%, 1/1/30	500	509
Atlanta & Fulton County Recreation Auth., GO
5.75%, 12/1/18 (AMBAC Insured)	1,500	1,685
Atlanta Airport
Zero Coupon, 1/1/10 (MBIA Insured) #	1,420	1,122
5.00%, 1/1/07 (FGIC Insured) #	500	512
5.00%, 1/1/14 (MBIA Insured)	1,250	1,372
5.00%, 1/1/30 (FSA Insured)	1,500	1,592
5.00%, 1/1/34 (FSA Insured)	1,000	1,062
5.50%, 1/1/26 (Prerefunded 1/1/10†) (FGIC Insured)	1,000	1,103
5.60%, 1/1/30 (Prerefunded 1/1/10†) (FGIC Insured)	1,895	2,097
6.25%, 1/1/14 (FGIC Insured) #	1,000	1,111
Assoc. County Commissioners of Georgia Leasing Program, Jackson
County, COP, 5.25%, 4/1/24 (XLCA Insured)	1,000	1,106
Atlanta Water & Sewer, VRDN (Currently 2.53%)
(FSA Insured)	50	50
Augusta Airport, 5.45%, 1/1/31 #	900	927
Augusta Water & Sewer
5.00%, 10/1/27 (FSA Insured)	1,000	1,057
5.25%, 10/1/34 (FSA Insured)	1,000	1,092
5.25%, 10/1/39 (FSA Insured)	1,500	1,628
Chatham County Hosp. Auth.
Memorial Univ. Medical Center
5.75%, 1/1/29	1,000	1,087
6.125%, 1/1/24	1,230	1,351
Cherokee County Water & Sewer Auth., 5.50%, 8/1/23
(MBIA Insured)	1,000	1,189
Clayton County Water Auth.
5.00%, 5/1/20	1,000	1,089
6.25%, 5/1/16 (Prerefunded 5/1/10†)	1,000	1,141
Cobb County Dev. Auth., Waste Management, 3.65%, 4/1/33
(Tender 4/1/06) #	1,000	1,001
Cobb County Hosp. Auth., Wellstar Health System
5.25%, 4/1/23 (AMBAC Insured)	1,000	1,104
Cobb-Marietta Water Auth., 5.25%, 11/1/21	1,000	1,114
Columbia County, GO, Courthouse/Detention Center
5.625%, 2/1/20	1,250	1,343
Columbia County Water & Sewer
5.00%, 6/1/24 (FSA Insured)	1,000	1,076
6.25%, 6/1/18 (Prerefunded 6/1/10†) (FGIC Insured)	1,000	1,134
Columbus Water & Sewer, 5.00%, 5/1/25 (MBIA Insured)	1,000	1,074
Coweta County, Water & Sewer Auth., 5.00%, 6/1/23
(AMBAC Insured)	920	997
Coweta County Residential Care Fac. for the Elderly
Wesley Woods of Newnan-Peachtree City, 8.25%, 10/1/26	500	517
Crisp County Dev. Auth., Int'l Paper, 6.20%, 2/1/20 #	1,000	1,084
Dekalb County Building Auth., GO, 5.00%, 12/1/07	1,200	1,254
DeKalb County Hosp. Auth.
DeKalb Regional Healthcare System
VRDN (Currently 2.49%)	1,000	1,000
5.00%, 9/1/11 (FSA Insured)	1,000	1,086
DeKalb County Water & Sewer, 5.125%, 10/1/31	1,000	1,054
DeKalb Private Hosp. Auth., Egleston Childrens Hosp.
VRDN (Currently 2.50%)	300	300
Douglas County School Dist.
GO, 5.00%, 4/1/09 (FSA Insured)	725	772
GO, 5.00%, 4/1/20 (FSA Insured)	1,000	1,093
Fayette County Public Fac. Auth.
6.00%, 6/1/30 (Prerefunded 6/1/10†)	270	306
6.25%, 6/1/20 (Prerefunded 6/1/10†)	500	571
Fayette County School Dist., GO, STEP, 0.00%, 3/1/25
(FSA Insured)	750	614
Forsyth County, 6.00%, 3/1/16(Prerefunded 3/1/10†)	1,250	1,408
Forsyth County School Dist., 6.00%, 2/1/16
(Prerefunded 2/1/10†)	1,250	1,417
Forsyth County Water & Sewer Auth.
5.00%, 4/1/21	1,060	1,137
5.00%, 4/1/32	1,000	1,055
6.25%, 4/1/20 (Prerefunded 4/1/10†)	1,000	1,135
Fulton County Dev. Auth., Georgia Tech Foundation
5.00%, 11/1/21	1,000	1,073
Fulton County Residential Care Fac. for the Elderly
Canterbury Court
6.125%, 2/15/26	750	787
6.30%, 10/1/24 (Prerefunded 10/1/09†)	500	564
Fulton County Water & Sewer Auth.
5.00%, 1/1/35 (FGIC Insured)	1,000	1,061
6.25%, 1/1/09 (FGIC Insured)	1,000	1,099
Gainesville Water & Sewer, 6.00%, 11/15/12 (FGIC Insured)	1,000	1,146
Georgia, GO, VRDN (Currently 2.53%)	1,000	1,000
Georgia Housing & Fin. Auth.
Single Family Housing
5.65%, 12/1/21 #	1,000	1,048
5.75%, 12/1/31 #	800	837
5.80%, 12/1/21 #	670	699
5.80%, 12/1/26 #	370	389
Georgia Private Colleges & Univ. Auth.
Emory Univ.
5.00%, 9/1/18	1,000	1,102
5.50%, 11/1/20 (Prerefunded 11/1/10†)	500	558
5.50%, 11/1/25 (Prerefunded 11/1/09†)	1,975	2,174
5.50%, 11/1/33 (Prerefunded 11/1/10†)	1,500	1,675
Glynn County Water & Sewer, 5.00%, 4/1/23
(AMBAC Insured)	1,000	1,081
Griffin Combined Public Utility, 5.125%, 1/1/27
(AMBAC Insured)	1,000	1,083
Gwinnett County Water & Sewer Auth., GO, 5.25%, 8/1/24	1,000	1,093
Hall County, GO, 5.00%, 10/1/06 (FSA Insured)	1,000	1,023
Hall County & Gainsville Hosp. Auth., Northeast Health System
5.50%, 5/15/31	1,500	1,567
Henry County Hosp. Auth., GO, Henry Medical Center
5.00%, 7/1/25 (MBIA Insured)	1,000	1,078
Henry County Water & Sewer Auth.
5.125%, 2/1/20 (MBIA Insured)	1,000	1,102
5.625%, 2/1/30 (Prerefunded 2/1/10†) (FGIC Insured)	1,000	1,109
Macon Water & Sewer Auth., 5.00%, 10/1/21	1,000	1,077
Macon-Bibb County Urban Dev. Auth., GO, 5.50%, 10/1/22	1,000	1,112
Medical Center Hosp. Auth., Columbus Regional Healthcare System,
5.50%, 8/1/25 (MBIA Insured)	1,000	1,085
Metropolitan Atlanta Rapid Transit Auth.
7.00%, 7/1/11 (Escrowed to Maturity) ++	2,050	2,387
7.00%, 7/1/11 (Escrowed to Maturity) (MBIA Insured)	635	744
Milledgeville & Baldwin County Dev. Auth.,
Georgia College & State Univ. Foundation, 6.00%, 9/1/33	1,000	1,090
Municipal Electric Auth. of Georgia
5.00%, 1/1/20 (MBIA Insured)	1,250	1,366
6.50%, 1/1/12	420	476
6.50%, 1/1/12 (Escrowed to Maturity)	80	92
6.50%, 1/1/12 (Prerefunded 1/1/08†)	20	23
6.60%, 1/1/18	175	217
6.60%, 1/1/18 (Escrowed to Maturity)	840	1,019
6.60%, 1/1/18 (Prerefunded 1/1/13†)	20	25
7.25%, 1/1/24 (AMBAC Insured)	1,000	1,409
Newton County Hosp. Auth., GO, 6.00%, 2/1/20
(AMBAC Insured)	1,000	1,109
Paulding County School Dist., GO, 6.00%, 2/1/13
(MBIA Insured)	1,000	1,165
Paulding County Water & Sewer, 6.00%, 12/1/13
(MBIA Insured)	1,000	1,143
Rockdale County Dev. Auth., Pratt Industries USA
7.40%, 1/1/16 #	355	360
Roswell, 5.50%, 2/1/14 (Prerefunded 2/1/09†)	1,000	1,088
Savannah, Savannah Airport Commission, 5.25%, 1/1/17
(FSA Insured)	1,000	1,080
Savannah Economic Dev. Auth.
Marshes of Skidway, 7.40%, 1/1/24	420	442
Savannah College of Art & Design, 6.80%, 10/1/19
(Prerefunded 10/1/09†)	500	570
Savannah Economic Dev. Auth. IDRB, Waste Management
5.50%, 7/1/16 #	1,500	1,631
Walton County School Dist., GO, 5.00%, 8/1/25
(MBIA Insured)	1,000	1,083
Total Georgia (Cost $91,252)		97,538

PUERTO RICO 4.4%

Puerto Rico Electric Power Auth., 5.00%, 7/1/08	2,000	2,093
Puerto Rico Infrastructure Fin Auth., Excise Tax
5.50%, 7/1/21 (FGIC Insured)	1,000	1,194
Puerto Rico Infrastructure Fin. Auth., Excise Tax
Zero Coupon, 7/1/30 (FGIC Insured)	410	136
Puerto Rico Public Fin. Corp., 5.25%, 8/1/29
(Tender 2/1/12) (MBIA Insured)	1,000	1,102
Total Puerto Rico (Cost $4,457)		4,525

FUTURES CONTRACTS 0.0%

Variation margin receivable (payable) on open futures contracts (2)		(1)
Total Futures Contracts		(1)

Total Investments in Securities
98.9% of Net Assets (Cost $95,709)		$ 102,062

(1)	Denominated in U.S. dollars unless other-	FSA	Financial Security Assurance Inc.
	wise noted	GO	General Obligation
#	Interest subject to alternative minimum tax	IDRB	Industrial Development Revenue Bond
++	All or a portion of this security is pledged to	MBIA	MBIA Insurance Corp.
	cover margin requirements on futures con-	STEP	Stepped coupon bond for which the
	tracts at August 31, 2005.		coupon rate of interest will adjust on speci-
†	Used in determining portfolio maturity		fied future date(s)
AMBAC	AMBAC Assurance Corp.	VRDN	Variable-Rate Demand Note; rate shown is
COP	Certificates of Participation		effective rate at period-end
FGIC	Financial Guaranty Insurance Company	XLCA	XL Capital Assurance Inc.

(2) Open Futures Contracts at August 31, 2005 were as follows:
($ 000s)
		Contract	Unrealized
	Expiration	Value	Gain (Loss)
Short, 5 U. S. Treasury ten year contracts,
$35 par of Metropolitan Atlanta Rapid
Transit Auth., 7.00% bonds, pledged as
initial margin	12/05	$(560)	$-
Net payments (receipts) of variation
margin to date			(1)
Variation margin receivable (payable)
on open futures contracts			$(1)

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF ASSETS AND LIABILITIES
(In thousands except shares and per share amounts)
Assets
Investments in securities, at value (cost $95,709)	$102,062
Interest receivable	1,204
Receivable for investment securities sold	5
Receivable for shares sold	179
Other assets	2

Total assets	103,452

Liabilities
Investment management fees payable	36
Payable for shares redeemed	47
Due to affiliates	9
Other liabilities	134

Total liabilities	226

NET ASSETS	$103,226

Net Assets Consist of:
Undistributed net investment income (loss)	$46
Undistributed net realized gain (loss)	(467)
Net unrealized gain (loss)	6,354
Paid-in-capital applicable to 9,083,725 no par
value shares of beneficial interest outstanding;
unlimited number of shares authorized	97,293

NET ASSETS	$103,226

NET ASSET VALUE PER SHARE	$11.36

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF OPERATIONS
($ 000s)
6 Months
Ended
8/31/05
Investment Income (Loss)
Interest income	$2,326

Expenses
Investment management	206
Custody and accounting	52
Shareholder servicing	30
Prospectus and shareholder reports	11
Legal and audit	9
Registration	2
Trustees	2
Proxy and annual meeting	1
Miscellaneous	4

Total expenses	317
Expenses paid indirectly	(1)

Net expenses	316

Net investment income (loss)	2,010

Realized and Unrealized Gain (Loss)
Net realized gain (loss)
Securities	145
Futures	(48)

Net realized gain (loss)	97

Change in net unrealized gain (loss)
Securities	582
Futures	(14)

Change in net unrealized gain (loss)	568

Net realized and unrealized gain (loss)	665

INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS	$2,675

The accompanying notes are an integral part of these financial statements.

Unaudited

STATEMENT OF CHANGES IN NET ASSETS
($ 000s)
	6 Months	Year
	Ended	Ended
	8/31/05	2/28/05

Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,010	$3,770
Net realized gain (loss)	97	(124)
Change in net unrealized gain (loss)	568	(1,565)

Increase (decrease) in net assets from operations	2,675	2,081

Distributions to shareholders
Net investment income	(2,006)	(3,763)

Capital share transactions *
Shares sold	10,938	17,139
Distributions reinvested	1,396	2,584
Shares redeemed	(6,316)	(13,216)

Increase (decrease) in net assets from capital
share transactions	6,018	6,507

Net Assets
Increase (decrease) during period	6,687	4,825
Beginning of period	96,539	91,714

End of period	$103,226	$96,539

(Including undistributed net investment income of $46
at 8/31/05 and $42 at 2/28/05)

*Share information
Shares sold	969	1,521
Distributions reinvested	124	230
Shares redeemed	(559)	(1,178)

Increase (decrease) in shares outstanding	534	573

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price State Tax-Free Income Trust, Inc. (the trust) is registered under the Investment Company Act of 1940 (the 1940 Act). The Georgia Tax-Free Bond Fund (the fund), a nondiversified, open-end management investment company, is one portfolio established by the trust. The fund commenced operations on March 31, 1993. The fund seeks to provide, consistent with prudent portfolio management, the highest level of income exempt from federal and Georgia state income taxes by investing primarily in investment-grade Georgia municipal bonds.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund receives upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Debt securities are generally traded in the over-the-counter market. Securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service, which considers yield or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Financial futures contracts are valued at closing settlement prices.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Trustees.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Premiums and discounts on debt securities are amortized for financial reporting purposes. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Payments (“variation margin”) made or received to settle the daily fluctuations in the value of futures contracts are recorded as unrealized gains or losses until the contracts are closed. Unsettled variation margin on futures contracts is included in investments in securities, and unrealized gains and losses on futures contracts are included in the change in net unrealized gain or loss in the accompanying financial statements. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared on a daily basis and paid monthly. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Futures Contracts During the six months ended August 31, 2005, the fund was a party to futures contracts, which provide for the future sale by one party and purchase by another of a specified amount of a specific financial instrument at an agreed upon price, date, time, and place. Risks arise from possible illiquidity of the futures market and from movements in security values and/or interest rates.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $16,598,000 and $9,007,000, respectively, for the six months ended August 31, 2005

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of August 31, 2005.

The fund intends to retain realized gains to the extent of available capital loss carryforwards. As of February 28, 2005, the fund had $205,000 of unused capital loss carryforwards, of which $187,000 expire in fiscal 2009 and $18,000 expire in fiscal 2010.

At August 31, 2005, the cost of investments for federal income tax purposes was $95,668,000. Net unrealized gain aggregated $6,395,000 at period-end, of which $6,470,000 related to appreciated investments and $75,000 related to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (the manager or Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.10% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.29% for assets in excess of $160 billion. Prior to May 1, 2005, the maximum group fee rate in the graduated fee schedule had been 0.295% for assets in excess of $120 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At August 31, 2005, the effective annual group fee rate was 0.31%.

In addition, the fund has entered into service agreements with Price Associates and a wholly owned subsidiary of Price Associates (collectively, Price). Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. For the six months ended August 31, 2005, expenses incurred pursuant to these service agreements were $32,000 for Price Associates and $21,000 for T. Rowe Price Services. The total amount payable at period end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 2, 2005, the fund’s Board of Directors unanimously approved the investment advisory contract (“Contract”) between the fund and its investment manager, T. Rowe Price Associates, Inc. (“Manager”). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of activities related to portfolio management. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total return over the 1-, 3-, 5-, and 10-year periods as well as the fund’s year-by-year returns and compared these returns to previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that an additional breakpoint should be added to the group fee component of the fees paid by the fund under the Contract at a level of $160 billion. The Board further concluded that, with this change, the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio and compared them to fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board indicated that the fund’s management fee rate and expense ratio were generally below the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract as amended to add an additional breakpoint to the group fee rate. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price State Tax-Free Income Trust

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	October 14, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ James S. Riepe
James S. Riepe
Principal Executive Officer

Date	October 14, 2005

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	October 14, 2005